EXHIBIT 10.3

REGISTRATION AGREEMENT

THIS REGISTRATION AGREEMENT (this “Agreement”) is made as of January 4, 2013, by and among ECPM Holdings, LLC, a Delaware corporation (the “Company”), the Persons listed on the Schedule of Investors attached hereto (each, an “Investor” and collectively, the “Investors” and the Persons listed on the Schedule of Other Holders attached hereto (each, an “Other Holder” and collectively, the “Other Holders”).

WHEREAS, the parties to this Agreement are parties to either or both of (i) a Unit Purchase Agreement by and among the Company and the Investors, of even date herewith (the “Purchase Agreement”) or (ii) a Contribution Agreement by and among the Company and the Other Holders, of even date herewith (the “Contribution Agreement”);

WHEREAS, the parties to this Agreement are party to the First Amended and Restated Limited Liability Company Agreement of the Company, of even date herewith (the “Restated LLC Agreement”); and

WHEREAS, in order to induce the Investors to enter into the Purchase Agreement and in order to induce the Other Holders to enter into the Contribution Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the consummation of the transactions under the Purchase Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 8 hereof;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1. Demand Registrations.

(a) Requests for Registration. Subject to the terms and conditions of this Agreement, at any time beginning 180 days after the Company has completed its initial public offering (an “IPO”) of Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), the holders of a majority of the Investor Registrable Securities (defined below) may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration statement (“Long-Form Registrations”), and the Major Holders of Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-3 (including pursuant to Rule 415 under the Securities Act) or any similar short-form registration statement (“Short-Form Registrations”) if available. All registrations requested pursuant to this Section 1(a) are referred to herein as “Demand Registrations”. Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered, the anticipated per share price range for such offering and the intended method of distribution. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Investor Registrable Securities (or, in the case of a Short-Form Registration, to all Major Holders) and, subject to the terms of Section 1(d), shall include in such registration (and in all related registrations and qualifications under state blue sky laws or in compliance with other registration requirements and in any related underwriting) all Investor Registrable Securities (or, in the case of Short-Form Registrations, all Registrable Securities held by Major Holders) with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company’s notice.

(b) Long-Form Registrations. The holders of a majority of the Investor Registrable Securities shall be entitled to request two (2) Long-Form Registrations in which the Company shall pay all Registration Expenses (“Company-paid Long-Form Registrations”); provided that the aggregate offering value of the Investor Registrable Securities requested to be registered in any Long-Form Registration is at least $10 million. A registration shall not count as one of the permitted Long-Form Registrations until it has become effective, and neither the last nor any subsequent Company-paid Long-Form Registration shall count as one of the permitted Long-Form Registrations unless the holders of Investor Registrable Securities are able to register and sell at least 90% of Investor Registrable Securities requested to be included in such registration; provided, further, that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Company-paid Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Company-paid Long-Form Registrations unless it does not become effective because the Investors elect not to proceed, in which event the Investors who had elected to participate in such registration shall bear such expenses. The Company shall use commercially reasonable efforts to ensure that all Long-Form Registrations will be underwritten registrations unless otherwise requested or approved by the holders of a majority of the Investor Registrable Securities initially requesting such registration. Long-Form Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form with the same effect and if the managing underwriters (if any) agree to use of a Short-Form Registration.

(c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 1(b), the holders of Registrable Securities that hold (in the aggregate, together with such holder(s) Affiliates) greater than or equal to 5% of the Registrable Securities (each, a “Major Holder”) shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses; provided that the aggregate offering value of the Registrable Securities requested to be registered in any Short-Form Registration must equal at least $5,000,000; provided that the Company shall not be required to pay Registration Expenses of any Short-Form Registrations requested pursuant to this Section 1(c) in excess of two (2) such registrations in any twelve (12) month period. Demand Registrations (including Long-Form Registrations, with it being understood that Long-Form Registrations on any applicable short form shall not be counted against the number of available requests under Section 1(b)) shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form and if the managing underwriters (if any) agree to the use of a Short-Form Registration. After the Company has become subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company shall use commercially reasonable efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities. If the Company is qualified to and, pursuant to the request of the requesting Major Holder, has filed with the Securities and Exchange Commission a registration statement under the Securities Act on Form S-3 pursuant to Rule 415 (the “Shelf Registration”), then the Company shall use commercially reasonable efforts to cause the Shelf Registration to be declared effective under the Securities Act as soon as practicable after filing, and once effective, the Company shall use commercially reasonable efforts to cause such Shelf Registration to remain effective for a period ending on the earlier of (i) the date on which all Registrable Securities included in such registration have been sold pursuant to the Shelf Registration or (ii) the date as of which all of the Registrable Securities included in such registration are able to be sold within a 90-day period in compliance with Rule 144 under the Securities Act.

(d) Priority on Demand Registrations. The Company shall not include in any Demand Registration that is an underwritten offering any securities that are not Registrable Securities without the prior written consent of the managing underwriters. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities initially requesting registration, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities:

(i) In the case of Long-Form Registrations, (i) first, the number of Investor Registrable Securities requested to be included which, in the opinion of such underwriters, can be sold without adversely affecting the marketability of the offering in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder and (ii) second, if all Investor Registrable Securities requested to be included are included, the number of Other Registrable Securities (defined below) requested to be included which, in the opinion of the underwriters, can be sold without adversely affecting the marketability of the offering in an offering, pro rata among the respective holders thereof on the basis of the amount of Other Registrable Securities owned by each such holder.

(ii) In the case of Short-Form Registrations, the number of Registrable Securities held by Major Holders requested to be included which, in the opinion of such underwriters, can be sold without adversely affecting the marketability of the offering in an orderly manner within the price range of such offering, pro rata among the respective Major Holders thereof on the basis of the amount of Registrable Securities owned by each such holder.

Any Persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Company’s expense must pay their share of the Registration Expenses as provided in Section 4 hereof.

(e) Restrictions on Demand Registrations. The Company shall not be obligated to undertake any Demand Registration within 180 days after the effective date of a previous Long-Form Registration that is a Demand Registration, within 90 days after the effective date of a previous Short-Form Registration that is a Demand Registration or within 90 days after the effective date of any other registration that is not a Demand Registration. The Company may postpone for up to 180 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company’s board of directors or board of managers (as the case may be) reasonably determines in good faith that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any financing, sale, acquisition of assets or equity securities or any merger, consolidation, tender offer, recapitalization, reorganization or similar transaction or require the Company to disclose any material nonpublic information which would reasonably be likely to be detrimental to the Company and its Subsidiaries; provided that in such event, the holders of Investor Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration hereunder only once in any twelve-month period.

(f) Selection of Underwriters. The holders of a majority of the Investor Registrable Securities initially requesting registration hereunder shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company’s approval which shall not be unreasonably withheld or delayed so long as such investment banker(s) and manager(s) are of recognized national standing.

(g) Other Registration Rights. The Company represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any securities of the Company. Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities, options or rights convertible or exchangeable into or exercisable for such securities having preferential or equal priority (by time available, priority in cutbacks or otherwise) with respect to holders of Investor Registrable Securities hereunder, without the prior written consent of the holders of a majority of the Investor Registrable Securities then outstanding; provided that, notwithstanding the foregoing, the Company may grant rights to participate in any Piggyback Registrations so long as such rights are subordinate to the priority rights of the holders of Investor Registrable Securities with respect to such Piggyback Registrations (as set forth in Section 2(c) and Section 2(d)).

Section 2. Piggyback Registrations.

(a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than (i) the Company’s IPO, (ii) pursuant to a Demand Registration, (iii) in connection with registrations on Form S-4 or S-8 promulgated by the Securities and Exchange Commission or any successor forms or (iv) a registration relating solely to employment benefit plans) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to the terms of Section 2(c) and Section 2(d) hereof, shall include in such registration (and in all related registrations or qualifications under blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company’s notice.

(b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations, whether or not any such registration is consummated.

(c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, any Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder, and (iii) third, other securities requested to be included in such registration, pro rata among the holders of other securities on the basis of the number of other securities requested to be included in such registration.

(d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of securities owned by each such holder, and (iii) third, other securities requested to be included in such registration.

(e) Other Registrations. If the Company has previously filed a registration statement (other than a Shelf Registration) with respect to Registrable Securities pursuant to Section 1 or pursuant to this Section 2, which is for an underwritten offering, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days has elapsed from the effective date of such previous registration.

(f) Obligations of Seller. During such time as any holder of Registrable Securities may be engaged in a distribution of securities pursuant to an underwritten Piggyback Registration, such holder shall distribute such securities only under the registration statement and solely in the manner described in the registration statement.

Section 3. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(a) in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, prepare and file with the Securities and Exchange Commission a registration statement, and all amendments and supplements thereto and related prospectuses, with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Investor Registrable Securities, on the one hand, and the holders of a majority of the Other Registrable Securities, on the other hand, covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the reasonable review and comment of each such counsel), and include in any Short-Form Registration such additional information reasonably requested by a majority of the Registrable Securities registered under the applicable registration statement, or the underwriters, if any, for marketing purposes, whether or not required by applicable securities laws;

(b) notify in writing each holder of Registrable Securities to be sold thereunder of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days or the completion of the distribution of the Registrable Securities covered thereby, if earlier, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c) furnish to each seller of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each Free Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d) use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) consent to general service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction), or (iii) subject itself to taxation in any such jurisdiction;

(e) notify in writing each seller of such Registrable Securities, (i) promptly after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (ii) promptly after receipt thereof, of any request by the Securities and Exchange Commission for the amendment or supplementing of such registration statement or prospectus or for additional information, and (iii) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall promptly prepare and file a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(f) prepare and file promptly with the Securities and Exchange Commission, and notify such holders of Registrable Securities prior to the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, when any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, in case any of such holders of Registrable Securities or any underwriter for any such holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations promulgated thereunder, the Company shall use its commercially reasonable efforts to prepare promptly upon request of any such holder or underwriter such amendments or supplements to such registration statement and prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations;

(g) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(i) enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other reasonable and customary actions as the holders of a majority of the Investor Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including participation in “road shows,” investor presentations and marketing events);

(j) upon receipt of a signed customary confidentiality agreement, make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s managers, officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; provided, however, in the event that a seller is deemed by the board of managers of the Company, it its reasonable discretion, to be a competitor of the Company, the Company shall be permitted to withhold any information otherwise required to be provided under this Section 3(j) that the Company reasonably believes constitutes confidential business information.

(k) take all reasonable actions to ensure that any Free-Writing Prospectus utilized in connection with any Demand Registration or Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(l) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(m) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

(n) use commercially reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for sale in any jurisdiction, and in the event of the issuance of any such stop order or other such order the Company shall advise such holders of Registrable Securities of such stop order or other such order promptly after it shall receive notice or obtain knowledge thereof and shall use its commercially reasonable efforts promptly to obtain the withdrawal of such order;

(o) use commercially reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(p) obtain a cold comfort letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Investor Registrable Securities being sold reasonably request (provided that such Investor Registrable Securities constitute at least 10% of the securities covered by such registration statement);

(q) provide a legal opinion of the Company’s outside counsel, dated the effective date of such registration statement, if such registration is not for an underwritten offering (or, if such registration includes an underwritten public offering, dated the date the offering is priced and the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature; and

(r) request and obtain from each seller in writing such information and affidavits concerning the identity of such seller and such seller’s holdings of Company equity securities as the Company reasonably requests for use in connection with any such registration statement or prospectus.

Section 4. Registration Expenses.

(a) All expenses incident to the Company’s performance of or compliance with this Agreement, including all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts and commissions and other expenses customarily paid by underwriters) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne by the Company as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed. Each Person that sells securities pursuant to a Demand Registration or Piggyback Registration hereunder shall bear and pay all underwriting discounts and commissions applicable to the securities sold for such Person’s account.

(b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable and documented fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.

Section 5. Indemnification.

(a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities including securities in a registration statement, its managers, officers, directors, members, partners, agents, affiliates and employees and each Person who controls such holder (within the meaning of the Securities Act or the Exchange Act) against all losses, claims, actions, damages, liabilities and expenses incurred by them arising out of or based upon: (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus, preliminary prospectus or Free-Writing Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and to pay to each holder of Registrable Securities, its managers, officers and directors and each Person who controls such holder (within the meaning of the Securities Act), as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its managers, directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder expressly for use therein; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicting indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration, at the expense of the indemnifying party. No indemnifying party, in the defense of such claim or litigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party or is otherwise unenforceable with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided that the maximum amount of liability in respect of such contribution shall be limited, in the case of each seller of Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if the contribution pursuant to this Section 5(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account such equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to herein shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation. The sellers’ obligations under this Section 5(d) for contribution shall be several in proportion to the amount of securities registered (or proposed to be registered) by them and not joint.

(e) The indemnification and contribution provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any manager, officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

(f) No indemnifying party shall, except with the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

Section 6. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including pursuant to any over-allotment or “green shoe” option requested by the underwriters, provided that no holder of Registrable Securities shall be required to sell more than the number of Registrable Securities such holder has requested to include) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise specifically provided in Section 5 hereof or to agree to any lockup or holdback restrictions, except as specifically provided in the Restated LLC Agreement. Each holder of Registrable Securities agrees to execute and deliver such other agreements as may be reasonably requested by the Company and the lead managing underwriter(s) that are consistent with such holder’s obligations under the Restated LLC Agreement or that are necessary to give further effect thereto.

Section 7. Additional Parties; Joinder. The Company may permit any manager, director or executive employee who acquires Units (as defined in the Restated LLC Agreement) Common Stock or rights to acquire Common Stock after the date hereof (the “Acquired Common”) to become a party to this Agreement and to succeed to all of the rights and obligations of a “holder of Other Registrable Securities” under this Agreement by obtaining an executed joinder to this Agreement from such Person in the form of Exhibit A attached hereto, and upon the execution and delivery of the joinder by such Person, such Person shall for all purposes be a “holder of Other Registrable Securities” under this Agreement with respect to the Acquired Common.

Section 8. Definitions.

(a) “Common Stock” has the meaning ascribed to “Successor Stock” under the Restated LLC Agreement.

(b) “Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405 of the Securities Act.

(c) “Investor Registrable Securities” means (i) any Common Stock issued or issuable upon the conversion of any Class A Unit issued pursuant to the Purchase Agreement, (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of a dividend or split of equity securities or in connection with a combination of equity securities, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of Common Stock held by Persons holding securities described in clauses (i) and (ii) above. As to any particular Investor Registrable Securities, such securities shall cease to be Investor Registrable Securities when they have (a) been distributed to the public pursuant to an offering registered under the Securities Act, (b) been sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force), (c) are eligible for sale under Rule 144 under the Securities Act (or any similar rule then in force), without volume or time limitations, by holders who are not Affiliates of the Company, or (d) been repurchased by the Company or any Subsidiary. For purposes of this Agreement, a Person shall be deemed to be a holder of Investor Registrable Securities, and the Investor Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Investor Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Investor Registrable Securities hereunder. As to any particular holder of Investor Registrable Securities, during any period when both (x) the Company has completed its IPO, and (y) all Registrable Securities held by an Investor (and all other Persons whose securities must be aggregated with those of such holder under Rule 144) may be sold without volume limitations pursuant to Rule 144 in a three-month period, the securities held by such Investor shall cease to be Registrable Securities during such period and thereafter.

(d) “Other Registrable Securities” means (i) any Common Stock issued or issuable upon the conversion of any Class B Unit or Class C Unit issued pursuant to the Contribution Agreement, (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of a dividend or split of equity securities or in connection with a combination of equity securities, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of Common Stock held by Persons holding securities described in clauses (i) and (ii) above (in each case, other than Investor Registrable Securities). As to any particular Other Registrable Securities, such securities shall cease to be Other Registrable Securities when they have (a) been distributed to the public pursuant to an offering registered under the Securities Act, (b) been sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force), (c) are eligible for sale under Rule 144 under the Securities Act (or any similar rule then in force), without volume or time limitations, by holders who are not Affiliates of the Company, or (d) been repurchased by the Company or any Subsidiary. As to any particular Other Registrable Securities held by the Other Holders, such securities shall cease to be Other Registrable Securities when they have been distributed by any Other Holder to any of its direct or indirect partners, members, beneficiaries (in the case of a trust) or other owners. As to any particular holder of Other Registrable Securities, during any period when both (x) the Company has completed its IPO, and (y) all Registrable Securities held by Other Holders (and all other Persons whose securities must be aggregated with those of such holder under Rule 144) may be sold without volume limitations pursuant to Rule 144 in a three-month period, the securities held by such Other Holder shall cease to be Registrable Securities during such period and thereafter.

(e) “Registrable Securities” means, collectively, Investor Registrable Securities and Other Registrable Securities.

Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Restated LLC Agreement.

Section 9. Miscellaneous.

(a) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

(b) Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially adversely affect the marketability of such Registrable Securities in any such registration (including effecting a stock split or a combination of shares).

(c) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any party shall be entitled to seek specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of a majority of each of the Investor Registrable Securities and Other Registrable Securities, and the amendment or waiver by such majorities shall be binding upon every other holder of the Investor Registrable Securities and Other Registrable Securities. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

(e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

(f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

(h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the term “including” herein shall mean “including without limitation”.

(i) Governing Law. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Company and its Holders. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware shall control the interpretation and construction of this Agreement (and all schedules and exhibits hereto), even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

(j) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when delivered personally to the recipient, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day; provided that such notice under this clause (ii) shall not be effective unless within one business day of the notice a copy of such notice is dispatched to the recipient by first class mail, return receipt requested, or reputable overnight courier service (charges prepaid), (iii) one business day after it is sent to the recipient by reputable overnight courier service (charges prepaid) or (iv) five days after it is mailed to the recipient by first class mail, return receipt requested. Such notices, demands and other communications shall be sent to the Company at the address specified below, to any holder of Registrable Securities as of the date hereof to the address set forth on the applicable Schedules hereto (or, if not so set forth, to such address indicated by the Company’s records) and to any other party subject to this Agreement at such address as indicated by the Company’s records, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Any party may change its address for receipt of notice by providing sending prior written notice of the change to the sending party.

Notices to the Company:

ECPM Holdings, LLC

11810 Wills Road, Suite 100

Alpharetta, Georgia 30009

Attention:           Board of Directors

Facsimile:          (866) 567-8218

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

950 Page Mill Road

Palo Alto, CA 94304

Attention:           Adam D. Phillips

Facsimile:          (650) 859-7500

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

(k) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(l) Mutual Waiver of Jury Trial. As a specifically bargained inducement for each of the parties to enter into this Agreement (with each party having had opportunity to consult counsel), each party hereto expressly and irrevocably waives the right to trial by jury in any lawsuit or legal proceeding relating to or arising in any way from this Agreement or the transactions contemplated herein, and any lawsuit or legal proceeding relating to or arising in any way to this Agreement or the transactions contemplated herein shall be tried in a court of competent jurisdiction by a judge sitting without a jury.

*        *        *         *        *

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Registration Agreement as of the date first set forth above.

THE COMPANY:

ECPM HOLDINGS, LLC

By:	/s/ Mark Gilreath
Name:	Mark Gilreath
Its:	CEO

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Registration Agreement as of the date first set forth above.

INVESTORS:

SC US GF V HOLDINGS, LTD.,
a Cayman Islands exempted company

By:	Sequoia Capital U.S. Growth Fund V, L.P. and
Sequoia Capital USGF Principals Fund V, L.P.,
both Cayman Islands exempted limited partnerships, its Members

By:	SCGF V Management, L.P.,
a Cayman Islands exempted limited partnership, its General Partner

By:	SC GF TT LTD.,
a Cayman Islands exempted company, its General Partner

By:	/s/ Scott Carter
Name:	Scott Carter
Its:	Director

SEQUOIA CAPITAL ISRAEL IV HOLDINGS, L.P.,
a Cayman Islands exempted limited partnership

By:	SC ISRAEL IV MANAGEMENT, L.P.,
a Cayman Islands exempted limited partnership, its General Partner

By:	SC Israel IV GenPar Ltd.,
a Cayman Islands company, its General Partner

By:	/s/ Shmuel Levy
Name:	Shmuel Levy
Its:	Managing Director

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Registration Agreement as of the date first set forth above.

OTHER HOLDERS:

RIVER CITIES CAPITAL FUND IV L.P.
By:	River Cities Management IV LLC, its General Partner

By:	/s/ Edward C. McCarthy
Name:	Edward C. McCarthy
Title:	Manager

RIVER CITIES CAPITAL FUND IV (N.Q.P.) L.P.
By:	River Cities Management IV LLC, its General Partner

By:	/s/ Edward C. McCarthy
Name:	Edward C. McCarthy
Title:	Manager

RCCF ENDOCHOICE, LLC
By:	River Cities Management IV LLC, its Manager

By:	/s/ Edward C. McCarthy
Name:	Edward C. McCarthy
Title:	Manager

FIFTH THIRD CAPITAL HOLDINGS, LLC

By:	/s/ Vanessa Indriolo Vreeland
Name:	Vanessa Indriolo Vreeland
Title:	Senior Vice President, Private Equity

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Registration Agreement as of the date first set forth above.

OTHER HOLDERS:

COUNCIL CAPITAL II, LP
By:	Council Capital Partners II, LLC, its General Partner

By:	/s/ Grant Jackson
Name:	Grant Jackson
Title:	General Partner

ENVEST III, LLC
By:	Envest Management III, LLC, its Managing Member

By:	/s/ David Kaufman
Name:	David Kaufman
Title:	Manager

MORGAN CREEK VENTURE PARTNERS ACCESS FUND LP
By:	Morgan Creek Partners Venture, LLC, its General Partner

By:	/s/ Mark W. Yusko
Name:	Mark W. Yusko
Title:	CEO/CIO

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Registration Agreement as of the date first set forth above.

OTHER HOLDERS:

EVERGREEN V, L.P.
By:	Evergreen V GP, L.P, its general partner
By:	Evergreen 5 G.P. Ltd., its general partner

By:	/s/ Ronit Bendori
Name:	Ronit Bendori
Title:	Partner

EVERGREEN V-A, L.P.
By:	Evergreen V GP, L.P, its general partner
By:	Evergreen 5 G.P. Ltd., its general partner

By:	/s/ Ronit Bendori
Name:	Ronit Bendori
Title:	Partner

U.M. ACCELMED L.P.,
an Israeli limited liability partnership
By:	U.M. Accelmed Management (2009) Ltd.,
an Israeli limited liability company, its General Partner

By:	/s/ Uri Geiger
Name:	Uri Geiger
Title:	Its Director

SCHEDULE OF INVESTORS

SC US GF V Holdings, Ltd.

Sequoia Capital Israel IV Holdings, L.P.

In the case of each of the foregoing, with notices and other communications directed as follows:

c/o Sequoia Capital

3000 Sand Hill Road

Building 4, Suite 250

Menlo Park, CA 94025

Attention:         Scott Carter

Fax:                  (650) 854-2977

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

950 Page Mill Road

Palo Alto, CA 94304

Attention:         Adam D. Phillips

Fax:                  (650) 859-7500

SCHEDULE OF OTHER HOLDERS

River Cities Capital Fund IV, L.P.

River Cities Capital Fund IV (N.Q.P.), L.P.

RCCF EndoChoice, LLC

In the case of each of the foregoing, with notices and other communications directed as follows:

3737 Glenwood Ave,

Suite 100

Raleigh, NC 27612

Attn: Rik Vandevenne

Fax: (919) 573 6050

with a copy (which shall not constitute notice) to:

Robinson Bradshaw & Hinson

1450 Raleigh Road, Suite 100

Chapel Hill, NC 27517

Attention: John M. Fogg

Fax: 919.328.8796

Fifth Third Capital Holdings, LLC

c/o Fifth Third Bank

38 Fountain Square Plaza, 4th Plaza

Cincinnati, OH 45202

Attention: Scott J. Heberlein

Fax:

Council Capital II, LP

150 Second Avenue North, Suite 415

Nashville, TN 37201

Attention: Grant A. Jackson

Fax: (615) 255 3709

with a copy (which shall not constitute notice) to:

Robinson Bradshaw & Hinson

1450 Raleigh Road, Suite 100

Chapel Hill, NC 27517

Attention: John M. Fogg

Fax: 919.328.8796

Envest III, LLC

2101 Parks Avenue, Suite 401

Virginia Beach, VA 23451

Attn: David Kaufman

Fax: (757) 437-3884

with a copy (which shall not constitute notice) to:

Robinson Bradshaw & Hinson

1450 Raleigh Road, Suite 100

Chapel Hill, NC 27517

Attention: John M. Fogg

Fax: 919.328.8796

Morgan Creek Venture Partners Access Fund LP

301 W. Barbee Chapel Road, Suite 200

Chapel Hill, NC 27517

Attn:

Fax:

U.M. Accelmed, L.P.

Life Plaza, 6 Ha’Hoshlim St.,

Herzliya Pituach 46120, Israel

Fax: +972-9-9588594

Attention: Dr. Uri Geiger

with a copy (that will not constitute notice) to:

Agmon & Co., Rosenberg, Hacohen & Co.

Electra Towers, 98 Yigal Alon St.,

Tel Aviv 67891, Israel

Fax: +972-3-7666567

Attn: Jonathan Schwartz, Adv.

Evergreen V, L.P.

Evergreen V-A, L.P.

In the case of each of the foregoing, with notices and other communications directed as follows:

25 Habarzel St., Tel Aviv 69710 Israel

Fax: +(972) 03-710-8210

Attention: Ronit Bendori, Partner

with a copy (which shall not constitute notice) to:

Matry, Meiri & Co., Law Offices

Gibor Sport Building, 24th floor

7 Menachem Begin Street,

Ramat Gan 52681, Israel

Fax +(972)-3-610-9009

Attention: Keren Wacht, Adv

EXHIBIT A

FORM OF JOINDER TO REGISTRATION AGREEMENT

The undersigned is executing and delivering this Joinder pursuant to the Registration Agreement dated as of                      (as the same may hereafter be amended, the “Registration Agreement”), among ECPM Holdings, LLC, a Delaware limited liability company (the “Company”), and the other person named as parties therein.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Agreement as a holder of Other Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Agreement, and the undersigned’s              shares of                      shall be included as Other Registrable Securities under the Registration Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the     day of             ,         .

Signature of Holder

Print Name of Holder

Agreed and Accepted as of

.

ECPM HOLDINGS, LLC

By:
Name:
Its: